UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – June 15, 2026
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 13, 2026, each of Messrs. Craig Arnold, William Ayer and D. Scott Davis and Ms. Deborah Flint notified the Board of Directors (the “Board”) of Honeywell International Inc. (the “Company”) that, in connection with the anticipated spin-off of the Company’s Aerospace Technologies business into an independent, publicly traded company (the “Spin‑Off”), he/she will be resigning from the Board, effective as of immediately prior to and conditioned upon the consummation of the Spin-Off. Each of Messrs. Arnold’s, Ayer’s and Davis’s and Ms. Flint’s decision to resign from the Board follows the earlier announcement that he/she is expected to join the Board of Directors of Honeywell Aerospace Inc. (“Honeywell Aerospace”), currently a wholly owned subsidiary of the Company, and is not the result of any disagreement relating to the Company’s operations, policies, or practices. Prior to the consummation of the Spin-Off, each of Messrs. Arnold, Ayer and Davis and Ms. Flint will continue to serve on the Board. On June 13, 2026, Ms. Jillian Evanko notified the Board that she resigned from the Board, effective immediately, due to developments relating to her other professional commitments and activities. Ms. Evanko’s decision to resign from the Board is not the result of any disagreement relating to the Company’s operations, policies or practices. The Company thanks Messrs. Arnold, Ayer and Davis and Mses. Evanko and Flint for their Board service.

Item 7.01    Regulation FD Disclosure

On June 15, 2026, the Company issued a press release announcing, among other things, that the Board has approved the Spin-Off and declared the Distribution (as defined below). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, and shall not be deemed to be incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01    Other Events

On June 15, 2026, the Company announced that the Board has approved the Spin-Off and declared a pro rata distribution (the “Distribution”) of all of the issued and outstanding shares of Honeywell Aerospace common stock to the holders of Company common stock as of the close of business on June 15, 2026 (the “Record Date”). The Distribution will be effective as of 12:01 a.m. (New York City time) on June 29, 2026 (the “Distribution Date”). On the Distribution Date, holders of Company common stock will receive one share of Honeywell Aerospace common stock for every two shares of Company common stock they held as of the close of business on the Record Date. Such holders of record of Company common stock will receive cash in lieu of any fractional shares of Honeywell Aerospace common stock that they would have received after application of such distribution ratio.

Completion of the Distribution is conditioned upon the satisfaction or waiver of certain conditions, as set forth in the form of Separation and Distribution Agreement filed with the U.S. Securities and Exchange Commission (the “SEC”) as part of Honeywell Aerospace’s Registration Statement on Form 10, which was declared effective by the SEC on June 11, 2026.

Cautionary Statement About Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 21E of the Exchange Act. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of the Company’s control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by the Company’s forward-looking statements. The Company does not undertake to update or revise any of the Company’s forward-looking statements, except as required by applicable securities law. The Company’s forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect the Company’s performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this Current Report on Form 8-K can or will be achieved. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of the Company to effect the Spin-Off described above and to meet the conditions related thereto; (ii) the possibility that the Spin-Off will not be completed within the anticipated time period or at all; (iii) the possibility that the Spin-Off will not achieve its intended benefits; (iv) the impact of the Spin-Off on the Company’s businesses and the risk that the Spin-Off may be more difficult, time-consuming or costly than expected, including the impact on the Company’s resources, systems, procedures and controls, diversion of management’s attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the Spin-Off; (vi) the uncertainty of the expected financial performance of the Company or Honeywell Aerospace following completion of the Spin-Off; (vii) negative effects of the announcement or pendency of the Spin-Off on the market price of the Company’s securities and/or on the financial performance of the Company; (viii) the ability to achieve anticipated capital structures in connection with the Spin-Off, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated tax treatments in connection with the Spin-Off and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; and (xii) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the Spin-Off and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions. These forward-looking statements should be considered in light of the information included in this Current Report on Form 8-K and the Company’s Annual Report on Form 10-K and other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit #	Description
99.1	Press release issued by Honeywell International Inc. on June 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 15, 2026	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Su Ping Lu
Senior Vice President, General Counsel and Corporate Secretary